                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported): MARCH 31, 2001



                           DVI RECEIVABLES CORP. VIII
             (Exact name of registrant as specified in its charter)

               DELAWARE                                       333-74901                                      25-1824148
               --------                                       ---------                                      ----------
   (State or other jurisdiction of                    (Commission File Number)                            (I.R.S. Employer
   incorporation or organization)                                                                      Identification Number)


   2500 YORK ROAD
   JAMISON, PENNSYLVANIA                                                                                        18929
   ---------------------                                                                                        -----
   (Address of principal executive offices)                                                                  (Zip Code)

Registrant's telephone number, including area code:  (215) 488-5000



         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.      Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending March 31, 2001, payment date April 13, 2001

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending March 31, 2001, payment date April 13, 2001

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending March 31, 2001, payment date April 16, 2001

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending March 31, 2001, payment date April 12, 2001


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   DVI Receivables Corp. VIII
                                                            (Registrant)



Dated:     May 2, 2001                       By:   /s/ Steven R. Garfinkel
                                                   Steven R. Garfinkel
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                       2